EXHIBIT 10.6



                               ARTICLES OF MERGER

                                       OF

                          SCIENTIFIC NRG, INCORPORATED,
                             a Minnesota corporation

                                  with and into

                            NEWBRIDGE CAPITAL, INC.,
                              a Nevada corporation

     Pursuant to the provisions of Sections 92A.200, 92A.230 and 92A.190 of the Nevada Revised Statutes and Section 302A.615 and 302A.651 of the Minnesota Statutes Annotated, the undersigned, Scientific NRG, Incorporated, a Minnesota corporation ("Scientific") and NewBridge Capital, Inc., a Nevada corporation (the "Surviving Corporation"), hereby adopt the following Articles of Merger for the purpose of merging Scientific with and into the Surviving Corporation.

     FIRST: The merger agreement dated as of November 30, 1999 setting forth the entire Plan of Merger of Scientific with and into the Surviving Corporation is attached hereto as Exhibit "A" and by this reference made a part hereof.

     SECOND: The authorized capital stock of Scientific consists of Forty Million (40,000,000) shares of common stock, no par value, of which Thirty Two Million Twenty Three Thousand Eight Hundred Ninety-Seven (32,023,897) shares have been issued and are outstanding. No other shares of capital stock of Scientific are issued or outstanding. The authorized capital stock of the Surviving Corporation consists of Seventy Five Million (75,000,000) shares of common stock, with $.001 par value per share, of which one share has been issued and is outstanding and Twenty Five Million (25,000,000) shares of preferred stock, with $.001 par value, of which no shares are outstanding. No other shares of capital stock of the Surviving Corporation are issued or outstanding.

     THIRD: Pursuant to Section 302A.613 of the Minnesota Statutes Annotated, the Plan of Merger was submitted for approval to the stockholders of Scientific. The number of outstanding shares of Scientific's no par value common stock that voted in favor of the adoption of the Plan of Merger was Twenty Five Million One Hundred Thirty Seven Thousand Seven Hundred Thirty Five (25,137,735), representing a majority of all issued and outstanding shares entitled to vote. The number of votes cast for approval of the Plan of Merger was sufficient for approval by the class of no par value common stock.

     FOURTH: Pursuant to Section 92A.120 of the Nevada Revised Statutes, the Plan of Merger was submitted for approval by the stockholders of the Surviving Corporation. The number of outstanding shares of the Surviving Corporations $.001 par value common stock voted in favor of adoption of the Plan of Merger

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was one, representing all of the issued and outstanding shares. No shares of the
$.001 par value common stock of the surviving corporation voted against adoption of the Plan of Merger. The number of votes cast for approval of the Plan of Merger was sufficient for approval by the class of $.001 par value common stock.

     FIFTH: Scientific is incorporated under the laws of the State of Minnesota. The Surviving Corporation is incorporated under the laws of the State of Nevada.

     SIXTH: Both Scientific and the Surviving Corporation have approved, adopted, certified, executed and acknowledged a Merger Agreement in accordance with the requirements of Sections 92A.100 and 92A.190 of the Nevada Revised Statutes and in accordance with Section 302A.611 and 302A.651 of the Minnesota Statutes Annotated.

     SEVENTH: The Articles of NewBridge Capital Inc., a Nevada corporation, which is the Surviving Corporation, as amended herein, shall be the Articles of Incorporation of the Surviving Corporation.

     EIGHTH: The executed Merger Agreement adopted by Scientific and the Surviving Corporation is on file at the executive offices of the Surviving Corporation in the State of California, which is located at 4695 MacArthur Court, Suite 530, Newport Beach, California 92660.

     NINTH: The Surviving Corporation will provide a copy of the Merger Agreement to any stockholder of Scientific or the Surviving Corporation, upon request and without charge.

     IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of the 30th day of November, 1999.


                                             "Surviving Corporation"
                                             NewBridge Capital, Inc.,
                                             A Nevada corporation


                                             By:  /s/Fred G. Luke
                                                     Fred G. Luke, President


ATTEST:


 /s/ Jon L. Lawver
     Secretary

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                                             "Scientific"
                                             Scientific NRG, Incorporated,
                                             a Minnesota corporation


                                             By:  /s/Fred G. Luke
                                                     Fred G. Luke, President


ATTEST:


 /s/ Jon L. Lawver
     Secretary